Exhibit 10.1.37

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

CONTRACT#: L-30232-000

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated the 17th day of August, 2012 (the “MSA”).

A.	Notice Information.

Customer: 1250 N Arlington Heights Rd Itasca, IL 60143 United States Attn: Mr. Anland Chari Facsimile: +1 630 647 1614 Telephone: +1 630 647 1414	SES: Rooseveltplantsoen 4 2517 KR The Hague The Netherlands Attn: General Counsel Facsimile: +31 70 306 4101 Telephone: +31 70 306 4100

B.	Service Description.

SES shall provide Customer with the satellite services in accordance with the Service Specifications set forth below (the “Service”).

Satellite:	Orbital Location:	Orbital Tolerances:
[***]	[***]	[***]

[***].

C.	Service Specifications.

SES-4 Satellite:

Band:	MHz:	Connectivity:	Service Transponder:
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Service Transponder:

Initial Transponder assignment, subject to change in accordance with the terms and conditions of the MSA. SES reserves the right to supply equivalent capacity on other transponders consistent with specifications listed herein at any time during the Service Term. If Service is provided from a fractional Transponder, then Service consists of a Transponder segment equivalent to the amount of bandwidth set forth in the table above and associated power proportional to the bandwidth.

D.	Service Term; Fees.

Commencement Date: 1 December 2012*	End Date: 30 November 2017

* - Following execution of this Service Order by both Parties, SES shall initiate preparations necessary for the Service to commence. Any delay relating to licensing and coordination may cause delays in the performance of SES’ tasks relating to the initiation of Service.

Licensing and Coordination: [***].

Monthly Service Fee: In accordance with the table below. Customer shall make each and every payment monthly in advance, [***], and all such payments shall be made without offset, withholding or deduction of any kind.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Deposit: [***].

E.	Other Applicable Terms and Conditions.

[***].

Option for Alternative Capacity: SES will use [***]. If SES offers to provide [***]. If Customer [***].

[***]. For the avoidance of doubt, [***]. Customer’s [***].

The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the appendices thereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Anand Chari	By:	/s/ Ronald E. Van der Breggen

Name:	Anand Chari	Name:	Ronald E. Van der Breggen

Title:	CTO	Title:	Vice President Customer Account Management

Date:	9/21/12	Date:	24 Sept 2012